CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (USD $) In Thousands, except Share data	Total	Common Stock	Additional Paid-In Capital	Retained Earnings	Total Navios Logistics' Stockholders' Equity	Noncontrolling Interest
Balance, value at Dec. 31, 2010	$ 329,279	$ 20	$ 292,668	$ 17,342	$ 310,030	$ 19,249
Balance, units at Dec. 31, 2010		20,000
Acquisition of noncontrolling interest (including transaction expenses)	(8,638)	0	10,850	0	10,850	(19,488)
Net (loss)/income	584	0	0	(196)	(196)	780
Balance at Dec. 31, 2011	321,225	20	303,518	17,146	320,684	541
Balance, units at Dec. 31, 2011		20,000
Net (loss)/income	176	0	0	156	156	20
Balance at Dec. 31, 2012	321,401	20	303,518	17,302	320,840	561
Balance, units at Dec. 31, 2012		20,000
Acquisition of noncontrolling interest (including transaction expenses)	(750)	0	(77)	0	(77)	(673)
Net (loss)/income	9,828	0	0	9,716	9,716	112
Balance at Dec. 31, 2013	$ 330,479	$ 20	$ 303,441	$ 27,018	$ 330,479	$ 0
Balance, units at Dec. 31, 2013		20,000